UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2012 (August 2, 2012)

UNIVERSAL CORPORATION

(Exact name of Registrant as specified in charter)

Virginia (State or other jurisdiction of incorporation)	001-00652 (Commission file number)	54-0414210 (IRS employer identification no.)
9201 Forest Hill Avenue, Richmond, Virginia (Address of principal executive offices)	23235 (Zip code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Universal Corporation (the “Company”) issued a press release on August 7, 2012, discussing its results for the quarter ended June 30, 2012. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”) of the Company was held on August 7, 2012. At the 2012 Annual Meeting, upon recommendation of the Board of Directors of the Company (the “Board”), the shareholders re-approved the Universal Corporation 2007 Stock Incentive Plan (as amended and restated, the “Plan”). The terms and conditions of the Plan are described on pages 63 through 67 of the definitive Proxy Statement for the 2012 Annual Meeting that was filed with the Securities and Exchange Commission on June 28, 2012 on Form DEF 14A (the “2012 Proxy Statement”), which description is incorporated by reference herein. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to the 2012 Proxy Statement and is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

On August 2, 2012, Ray M. Paul, Jr. announced his intention to retire as Executive Vice President of Universal Leaf Tobacco Company, Inc., the Company’s main operating subsidiary, effective September 30, 2012.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (iii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2013 and (iv) re-approved the Plan.

The Company had outstanding, as of June 15, 2012, 23,353,998 shares of common stock, each of which was entitled to one vote per share. The majority of the shares entitled to vote constituted a quorum.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes

John B. Adams, Jr.	18,069,999	235,130	2,653,714

Diana F. Cantor	17,931,919	373,210	2,653,714

Robert C. Sledd	18,030,659	274,470	2,653,714

The terms of office of the following directors continued after the 2012 Annual Meeting: Chester A. Crocker, Charles H. Foster, Jr., George C. Freeman, III, Thomas H. Johnson, Eddie N. Moore, Jr. and Jeremiah J. Sheehan.

Proposal 2 – Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes

17,663,590	372,873	268,666	2,653,714

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2013

For	Against	Abstain	Broker Non-Votes

20,521,714	378,882	58,246	0

Proposal 4 – Re-approval of the Plan

For	Against	Abstain	Broker Non-Votes

17,296,227	792,195	216,706	2,653,714

No other matters were voted upon at the 2012 Annual Meeting.

Item 8.01.	Other Events.

On August 7, 2012, the Company issued a press release announcing quarterly dividends for the Company’s common stock and preferred stock.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Universal Corporation 2007 Stock Incentive Plan, as amended and restated effective August 7, 2012 (incorporated by reference to Exhibit A to Universal Corporation’s definitive Proxy Statement for the 2012 Annual Meeting on Form DEF 14A)

	99.1	Press release dated August 7, 2012, announcing results for the quarter ended June 30, 2012*

	99.2	Press release dated August 7, 2012, announcing quarterly dividends*

___________

* Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2012

UNIVERSAL CORPORATION

By:	/s/ Preston D. Wigner
Preston D. Wigner Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Universal Corporation 2007 Stock Incentive Plan, as amended and restated effective August 7, 2012 (incorporated by reference to Exhibit A to Universal Corporation’s definitive Proxy Statement for the 2012 Annual Meeting on Form DEF 14A)

99.1	Press release dated August 7, 2012, announcing results for the quarter ended June 30, 2012*

99.2	Press release dated August 7, 2012, announcing quarterly dividends*

_________________

*Filed Herewith